Exhibit 99.1
1 1 It's what we do. It's who we are. It's in our DNA. Morgan Stanley Investor Dinner September 22, 2010

2 Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

3 Who is Medco Ranked #35 on the 2010 Fortune 100 List Largest PBM Measured by Drug Spend Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation 2009 Revenues of $59.8 B ~65 Million Members Accredo Health Group 2009 Revenues of $9.5 B State-of-the-Art Automated Dispensing Facilities Medco Therapeutic Resource Centers(r) Personalized Medicine

4 2003 2004 2005 2006* 2007 2008 2009 2010E GAAP EPS 0.79 0.88 1.03 1.21 1.63 2.13 2.61 3.13 Medco is Driving Value to Shareholders Through Continued GAAP EPS Growth NOTE: 2003-2007 per share amounts have been retrospectively adjusted for the 2-for-1 stock split effected in the form of a stock dividend and distributed on January 24, 2008 to shareholders of record on January 10, 2008. * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in the appendix. GAAP EPS CAGR 21.6% - 21.8% 22.5% 19%-21%

5 Medco Core Growth Drivers Net-New Business Generics Mail Order Specialty Pharmacy Medicare Clinical Innovations

6 Drivers of Growth: New Business and Client Retention Annualized New-Named Sales 2008/2009 Net-New Sales 2010* * As of second-quarter 2010 earnings call 2010 and 2011 client retention rates stand at over 99%* Completed nearly 95% of planned 2010 client renewals* Scheduled client renewals for 2011 are ~45% complete* >$17.2B $5.1B ~$1.0B 2011* >$13.4B >$5.0B ~$1.0B

7 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 13.8 11.3 13.3 29.6 6.9 14.7 8.9 Drivers of Growth: Generics - A Strong Pipeline of Opportunity Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) (1) Zyprexa(r) Levaquin(r) Plavix(r) Seroquel(r) Singulair(r) Actos(r) Lexapro(r) Diovan(r) Diovan HCT(r) Tricor(r) Lovenox(r) Lidoderm(r) Viagra(r) $13.8 $11.3 $13.3 $29.6 $6.9 $14.7 $8.9 Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Proair HFA(r) Abilify(r) 2009 2010 2011 2012 2013 2014 2015 5.9 13.8 13.8 13.8 13.8 13.8 13.8 6.5 11.3 11.3 11.3 11.3 11.3 3.8 13.3 13.3 13.3 13.3 15.2 29.6 29.6 29.6 1.7 6.9 6.9 8 14.7 3.5 $5.9 $20.3 $28.9 $53.6 $69.7 $82.8 $93.1 Source: U.S. Drug spend estimates are based on IMS Health data for 2008 and 2009. Compounded amounts are prorated for mid- term expirations. Brand drug expirations based on expected patent expiration dates current as of July 2010. Changes may occur due to litigation, patent challenges, etc. $98.5 Billion in Brand Drugs Off-Patent from 2009-2015 Off-Patent Compounding Effect - Prorated 2010 Generic Contribution of $0.25; ~64% in 2H'10 ($ in Billions) ($ in Billions) (1) Lipitor has a forecasted off-patent date of 11/30/11. Therefore, the majority of contribution from generic Lipitor will be realized in 2012.

8 2005 2006 2007 2008 2009 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 59.6 65 Mail-Order Brand 50.9 49.1 47.4 47.6 43.5 43 Drivers of Growth: Mail-Order Generic Volumes Increasing 2005 2006 2007 2008 2009 2010E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 103.1 108 Mail-Order Generic Volume Mail-Order Brand Volume Mail-Order Prescription Volume Mail-Order Brand vs. Mail-Order Generic Prescription Volume (In Millions) *Lower 2009 mail volume a result of weak national economy

9 2006 2007 2008 2009 2010E Acute Chronic/Complex 5437 6043 7974.2 9527.5 11000 Drivers of Growth: Specialty Pharmacy - An Important Growth Engine $5.4 $9.5 $8.0 $6.0 2006 2007 2008 2009 2010E 189 210 281.2 357.1 450 $189 $281 $357 $210 $11.0+ ~$450 Accredo Net Revenues Accredo Operating Income CAGR ~24% CAGR 20%+ ($ in Billions) ($ in Millions)

10 Drivers of Growth: Medicare - Growth and Diversification Retiree Distribution by Medicare Solution (Lives %) RDS PDP Part D Federal Other 2.12 0.33 0.86 0.23 3.23 2007 RDS PDP Part D Federal Other 1.89 0.59 5.27 1.49 3.1 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside - "ASO" Medco PDP - "At risk" Other

11 Drivers of Growth: Medicare - Growth and Diversification 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside "ASO" Medco PDP "At Risk" Other RDS PDP 0.666 0.333 Taxable Entities 67% Tax- Exempt Entities 33% 15% 5% 12% 25% 43% Only 5% of Medicare Lives are Fully- Insured or "At Risk"

12 Net-New Business Generics Mail Order Specialty Pharmacy Medicare Clinical Innovations TRCs & Pharmacogenomics Medco Health Store(tm)/OTC International e-Prescribing Biosimilars Medco: A Portfolio of Drivers Shareholder Value Smarter Medicine Comparative Effectiveness

13 Accelerating Our Move to Smarter Medicine 1996 2003 2005 2006 2007 2008 2009 2010 The Road to Making Medicine Smarter Pioneers Six Sigma Mail-Order Dispensing Spin-off Acquires Accredo Health Group, Inc. Collaborates with Mayo Clinic and LabCorp Acquires Critical Care Systems Acquires PolyMedica Launches TRCs Europa Apotheek Venlo Sweden Apoteket Expands Internationally Delivers Personalized Medicine for Clients Develops TRCs: Specialist Pharmacist Model Launches My Rx Choices(r) Launches Medicare Business Launches Medco Health Store(tm) Launches Medco Research Institute(tm) Joint Venture w/ United Drug Plc Acquires DNA Direct Joint Venture w/ Celesio AG Acquires United BioSource

14 The Case for Smarter Medicine: Getting Granular Poor Management of Chronic and Complex Diseases Can Lead to $350 Billion of Excess Total Healthcare Costs3 1. Medco Research 2. Center for Disease Control 3. Medco estimate 50% of US Population1 96% of drug costs in the US1 75% of medical expenses in the US2 For 88% of chronic and complex diseases, drugs are a first choice for medical intervention1 Chronic & Complex Diseases Represent: Non-compliance: up to 50% non-compliance rates after one year of therapy are not uncommon in many of the key disease categories Omissions in care: 33% of patients experienced an omission in therapy gap1 Instability of a Chronic or Complex Patient is Most Often Tied to Gaps-in-Care

15 Medco Drives Patient Adherence with Evidence-Based Protocols ** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data as shown on Analyst Day 2008. Key Diabetes Metrics Key Diabetes Metrics Medco Diabetes TRC Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Assess average blood sugar (A1C test in past year) M** 69.2% Insulin users monitoring blood sugar with test strips MP 60.7% Adherence - diabetes medication P 78.1% Prevent ER visits for insulin users M** 80.2% Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Use ACE-inhibitor/ARB (>55) P 77.0% Use ACE-inhibitor/ARB (% BP med users) P 86.8% Adherence - any BP medication P 83.3% Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Assess LDL-Cholesterol (obtain LDL-C test) M** 63.8% Use cholesterol medication P 76.6% Adherence - cholesterol medication P 80.5% 15 TRCs Over 70 Unique Metrics and Underlying Protocols Chronic Medications

16 The Value of Smarter Medicine 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 $8,950 $7,180 $6,600 $6,350 $4,660 Closing Diabetes TRC Adherence Gaps Total Healthcare Cost per Patient per Year Source: Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530.

17 The Power of Pharmacogenomics: Moving from "Shotgun Medicine" to Precision Medicine Condition Response to Medication US Rx Spend Estimated Waste Alzheimer's 30% $1.5 B $1.1 B Analgesics 80% $14.1 B $2.8 B Asthma 60% $8.0 B $3.2 B Rheumatoid arthritis 50% $13.6 B $6.8 B1 Schizophrenia 60% $9.5 B $3.6 B TOTAL $17.5 B Source: Spear et al, Trends in Molec Medicine. 2001;7:201-204. 1. Includes all autoimmune diseases; RA is most prevalent.

18 Precision Medicine in Practice: Medco is Using Scientific Discoveries to Create New Protocols % Plavix Users on PPI Drugs Medco study published 11/14/08 FDA early warning and Medco system alert enabled FDA label change One year after Medco study Mail Retail 11/14/08 11/28/08 12/14/08 12/28/08 1/14/09 1/28/09 2/14/09 2/28/09 3/14/09 3/28/09 4/14/09 4/28/09 5/14/09 5/28/09 6/14/09 6/28/09 7/14/09 7/28/09 8/14/09 8/28/09 9/14/09 9/28/09 10/14/09 East 0.1417 0.1357 0.1461 0.1395 0.1569 0.1657 0.1698 0.1621 0.1728 0.1602 0.1657 0.1585 0.164 0.1621 0.1569 0.1657 0.1561 0.166 0.1539 0.1635 0.1497 0.1621 0.1489 0.158 West 0.1197 0.1181 0.1263 0.1206 0.12 0.12 0.1137 0.1137 0.1109 0.1131 0.1021 0.0919 0.0878 0.0908 0.101 0.1007 0.1007 0.1002 0.0878 0.0859 0.087 0.0859 0.0848 0.0848 11/14/08 12/14/08 1/14/09 2/14/09 3/14/09 4/14/09 5/14/09 6/14/09 7/14/09 8/14/09 9/14/09 10/14/09 Medco TRCs: Risk decreased 33% Retail: Risk increased 14% Retail: Increase from 14% (11/08) to 16% (10/09) = 14% growth in users taking both Plavix and a PPI Mail: Decrease from 12% (11/08) to 8% (10/09) = 33% decline in users taking both Plavix and a PPI

19 OTC Vitamins Supplements Rx Rx Significant Gaps in Patient Safety - Rx and OTC Interactions 68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement1 Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix(r) Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety WARNING! Codeine - OTC Cough Syrups Patients who are rapid metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6) WARNING! Warfarin plus aspirin increases the risk of severe bleeding Nearly 50% of potential drug- drug interactions involved the use of anticoagulants along with antiplatelet drugs1 WARNING! 1. Source: Journal AMA Jan09 2. Source: Medco data 3. www.fda.gov 4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins.

20 OTC Vitamins Supplements Rx Rx Rx Rx Significant Gaps in Patient Safety - Rx and OTC Interactions 68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement1 Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix(r) Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety WARNING! Codeine - OTC Cough Syrups Patients who are rapid metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6) WARNING! Warfarin plus aspirin increases the risk of severe bleeding Nearly 50% of potential drug- drug interactions involved the use of anticoagulants along with antiplatelet drugs1 WARNING! 80,000 Rx Doses2 300,000 OTC Drug Products3 75,000 Dietary Supplements4 1. Source: Journal AMA Jan09 2. Source: Medco data 3. www.fda.gov 4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins. Over 30 Billion Combinations

21 Medco Addressing Safety of Rx and OTC Drug Interactions Over 22,000 products Products aligned to specialized care categories FSA eligible items flagged Drug interaction screening Medco Health Store(tm)

22 Medco is Exporting Smarter Medicine Germany Sweden UK August 2009 - Joint venture with United Drug focusing on specialty pharmacy services United Kingdom Healthcare Spend: $236.8B Drug Spend: $26.2B Population: 61M March 2008 - Collaboration with Apoteket, government- owned pharmacy, to develop CDUR system Sweden Healthcare Spend: $41.4B Drug Spend: $4.5B Population: 9M June 2010 - Acquired Europa Apotheek Venlo B.V. (majority stake acquisition in April 2008) January 2010 - Acquired shop-apotheke.com Germany Healthcare Spend: $346.2B Drug Spend: $39.9B Population: 82M Source: World Health Organization (WHO) National Health Accounts (NHA) Country health expenditure database (approximate)

23 Medco Celesio BV Complementary Strengths and Resources Medco Celesio Established Pharmacy Benefits Manager (PBM) in the US with European operations Most advanced clinical pharmacy in the world Largest US mail-order pharmacy operating state-of-the-art, automated dispensing facilities Operates a mail-order pharmacy, Europa Apotheek Venlo, in Netherlands serving Germany Leading specialty pharmacy in the US Joint venture with United Drug to deliver specialty services to the home Created Drug Utilization Review for Sweden Pharmaceutical and Healthcare Service Provider with 175 Year History and Pan-European Reach One of the largest European retail pharmacy operators with 2,300 pharmacies in seven countries Leading European pharma wholesaling distribution network Operates a mail order pharmacy in the Netherlands serving Germany

24 Medco Celesio BV Market Opportunity The 50-50 JV will create customized clinically innovative healthcare solutions to improve the quality of care and lower overall healthcare costs for payors 24 JV objective is to become a global leader in providing innovative healthcare services and solutions primarily through our suite of Advanced Clinical Solutions (ACS) Other offerings to include Specialty Pharmacy and Mail-Order Pharmacy Initial focus on top 5 European markets (Germany, UK, France, Italy and Spain) ~$1.2 trillion in healthcare spend (70% of total European market) Longer term scope to include all of the EU27, Norway and Sweden ~$1.7 trillion in healthcare spend Source: WHO National Health Accounts (NHA) Country health expenditure database (approximate) Note: Total European market defined as EU27, Norway and Sweden for purposes of healthcare expenditures

25 Medco Acquires United BioSource UBC is a market leader in post-approval research >$16 billion market in the U.S. UBC 2010E revenues of ~$280 million >20% expected growth rate Service margin profile business Dramatic improvements in speed and ability to recruit patient populations Comparative effectiveness research (CER) Rich pipeline of new specialty drugs Biosimilars Market Opportunities

26 Strong Financial Results Expected to Continue Improved 2010 Guidance(1) Previous 2010 Guidance 2009 Actual % Growth over 2009(1) GAAP Diluted EPS $3.10-$3.15 $3.05-$3.15 $2.61 19%-21% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.34-$3.39 $3.28-$3.38 $2.83 18%-20% 1 As of second-quarter 2010 earnings call 2 See earnings per share guidance reconciliation in appendix

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28 Drug Mix Trend (%) Brand Drugs Account for 85% of Client Drug Spend Brand Name Generic Total Prescriptions Dispensed (%) 2004 0.52 0.48 2005 0.48 0.52 2006 0.44 0.56 2007 0.4 0.6 2008 0.36 0.64 MAT 2008/2009 0.34 0.66 2004 0.88 0.12 2005 0.87 0.13 2006 0.86 0.14 2007 0.86 0.14 2008 0.86 0.14 MAT 2008/2009 0.85 0.15 Total Expenditures on Prescription Drugs (%) * * *MAT denotes moving annual total; MAT 08/09 represents the 12 months ending in July 2009. Source: IMS Health, National Prescription Audit Plans, National Sales Perspective, September 2009. Includes re-stated historical data effective with January 2009 update to IMS databases. Data includes specialty drugs. Drug Spend Mix Trend (%)

29 Reconciliation Tables Earnings Per Share Reconciliation Full Year Ended December 30, 2006 GAAP diluted earnings per share $1.04 Adjustment for the 2006 legal settlements charge1 $0.17 Diluted earnings per share, excluding the legal charge $1.21 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. Medco Health Solutions, Inc. Selected Information (Unaudited)

30 Reconciliation Tables Full Year Ended December 26, 2009 Estimated Full Year Ended December 25, 2010 Estimated Full Year Ended December 25, 2010 Earnings Per Share Guidance Reconciliation Actual Low End High End GAAP diluted earnings per share $2.61 $3.10 $3.15 Adjustment for the amortization of intangible assets(1) 0.22 0.24 0.24 Diluted earnings per share, excluding intangible amortization $2.83 $3.34 $3.39 GAAP diluted earnings per share growth over prior year 19% 21% Diluted earnings per share growth over prior year, excluding intangible amortization 18% 20% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. Medco Health Solutions, Inc. Selected Information (Unaudited)